SECURITIES AND EXCHANGE COMMISSION
                          450 Fifth Street, NW
                          Washington, DC  20549

                                FORM 8-K
                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

                          September 22, 2000
                   (date of earliest event reported)

                     PNC MORTGAGE SECURITIES CORP.
               as Depositor and Master Servicer under a
                  Pooling and Servicing Agreement
                   dated as of September 1, 2000
                   providing for the issuance of

                           $201,591,985

               MORTGAGE PASS-THROUGH CERTIFICATES
                          SERIES 2000-6

         Delaware              333-72879           94-2528990
         (State or other       (Commission         (IRS Employer
         jurisdiction of       File Number)        Identification
         Incorporation)                      	     Number)

                        75 NORTH FAIRWAY DRIVE
                    VERNON HILLS, ILLINOIS  60061

              (Address of principal executive offices)

         Registrant's telephone number, including area code:

                          (847) 549-6500

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)  Not applicable

            (b)  Not applicable

            (c)  Exhibits

                 Exhibit
                 Number
                 -------
                 23.1      Consent of PriceWaterhouseCoopers LLP

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           							PNC MORTGAGE SECURITIES CORP.

Date: September 22, 2000			       By:	/s/Richard Careaga
                          								----------------------
                          								Richard Careaga
                          								Second Vice President and
                     					        Assistant General Counsel

Exhibit
Number
-------

23.1     Consent of PriceWaterhouseCoopers LLP